                                                                    EXHIBIT 99.2

                          WILLIAMS ENERGY PARTNERS L.P.
                             PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 2001
                                  IN THOUSANDS
                                   (UNAUDITED)

                                                                   Williams        Geonet
                                                                    Energy       Gathering,
                                                                   Partners         Inc.           Pro Forma            Pro Forma
                                                                  Historical     Historical       Adjustments           Combined
                                                                 ------------    -----------      ------------        -----------
ASSETS:
   Current assets:
      Cash ................................................          $  6,763       $  4,794       $  20,000(a)         $   6,502
                                                                                                     (19,140)(b)
                                                                                                      (1,000)(b)
                                                                                                        (121)(b)
                                                                                                      (4,794)(d)
      Accounts receivable .................................            15,678         43,045         (43,045)(d)           15,678
      Affiliate receivable ................................             2,291             --              --                2,291
      Other current assets ................................               491            360            (360)(d)              491
                                                                     --------       --------       ----------           ---------
          Total current assets ............................          $ 25,223       $ 48,199       $ (48,460)           $  24,962
   Property, plant and equipment ..........................          $369,561       $  5,599       $   4,568(b)         $ 374,129
                                                                                                      (5,599)(d)
   Less: accumulated depreciation and amortization ........            48,515          1,067          (1,067)(d)           48,515
                                                                     --------       --------       ----------           ---------
   Net property, plant and equipment ......................          $321,046       $  4,532       $      36            $ 325,614
   Goodwill and Intangibles ...............................             8,848             --          15,696(b)            25,396
                                                                                                         852(c)
   Affiliate long-term accounts receivable ................             1,287             --              --                1,287
   Long-term receivable ...................................               262             --              --                  262
   Other noncurrent assets ................................             1,631            126            (126)(d)            1,631
                                                                     --------       --------       ----------           ---------
      Total assets ........................................          $358,297       $ 52,857       $ (32,002)           $ 379,152
                                                                     ========       ========       ==========           =========

LIABILITIES AND CAPITAL:
   Accounts payable........................................          $  2,760       $ 44,322        $(44,322)(d)        $   2,760
   Affiliate payable ......................................               216             --              --                  216
   Accrued payroll taxes and benefits .....................               660             --              --                  660
   Accrued taxes other than income ........................             2,636             --               3(b)             2,639
   Accrued interest payable ...............................               269             --              --                  269
   Accrued state income taxes..............................                --            111            (111)(d)               -
   Environmental liabilities ..............................               486             --              --                  486
   Other current liabilities ..............................               811             14             150(c)               961
                                                                                                         (14)(d)
                                                                     --------       --------       ----------           ---------
      Total current liabilities ...........................           $ 7,838       $ 44,447        $(44,294)           $   7,991

   Long-term debt .........................................           119,500             --          20,000(a)           139,500
   Long-term affiliate payable ............................               902          4,890          (4,890)(d)              902
   Long-term affiliate interest payable ...................                --          1,153          (1,153)(d)               --
   Other deferred liabilities .............................               284             --              --                  284
   Other long-term liabilities ............................                --             --             702(c)               702
   Environmental liabilities ..............................             1,789             --                                1,789
   Partners' capital:
      Stockholder's equity ................................          $     --       $  2,367          (2,367)(d)        $      --
      Common unitholders ..................................           111,712             --              --              111,712
      Subordinated unitholders ............................           111,712             --              --              111,712
      General partner .....................................             4,560             --              --                4,560
                                                                     --------       --------       ----------           ---------
         Total partners' capital ..........................          $227,984       $  2,367       $  (2,367)           $ 227,984
                                                                     --------       --------       ----------           ---------
             Total liabilities and partners' capital ......          $358,297       $ 52,857       $ (32,002)           $ 379,152
                                                                     ========       ========       ==========           =========



            See accompanying notes to pro forma financial statements.

                          WILLIAMS ENERGY PARTNERS L.P.
                         PRO FORMA STATEMENTS OF INCOME
                    (IN THOUSANDS - EXCEPT PER UNIT AMOUNTS)
                                   (UNAUDITED)



                                     YEAR ENDED DECEMBER 31, 2000                     NINE MONTHS ENDED SEPTEMBER 30, 2001
                          -------------------------------------------------   ----------------------------------------------------
                           WILLIAMS                                            WILLIAMS
                            ENERGY       GEONET                      PRO        ENERGY       GEONET
                           PARTNERS     GATHERING    PRO FORMA      FORMA      PARTNERS     GATHERING    PRO FORMA      PRO FORMA
                          HISTORICAL   HISTORICAL   ADJUSTMENTS    COMBINED   HISTORICAL   HISTORICAL   ADJUSTMENTS     COMBINED
                          ----------   ----------   -----------    --------   -----------  ----------   ----------     ----------
Revenues...............   $  72,492    $ 572,194    $(572,194)(e)  $ 76,522   $   63,710   $ 423,273    $(423,273)(e)  $  66,733
                                                        4,030(f)                                            3,023(f)
Costs and expenses:
  Costs of good sold...   $      --    $ 552,574    $(552,574)(e)  $     --   $       --   $ 408,165    $(408,165)(e)  $      --
  Operating expenses ..      33,489       16,236      (15,412)(e)    34,313       25,906      11,899      (11,151)(e)     26,654
  Depreciation &
    Amortization.......       9,333          300          880 (g)    10,513        8,506         249          636 (g)      9,391
  General and
    administrative
    expense ...........      11,963          790           --        12,753        6,544         544           --          7,088
                          ---------    ---------    ---------      --------   ----------   ---------    ---------      ---------

    Total costs and
      expenses ........   $  54,785    $ 569,900    $(567,106)     $ 57,579   $   40,956   $ 420,857    $(418,680)     $  43,133
                          ---------    ---------    ---------      --------   ----------   ---------    ---------      ---------
Operating profit ......   $  17,707    $  2,294     $  (1,058)     $ 18,943   $   22,754   $   2,416    $  (1,570)     $  23,600
Interest expense ......     (12,873)         (4)       (1,402)(h)   (14,279)      (5,606)       (357)        (354)(h)     (6,317)
Interest capitalized ..          46          --            --            46           --          --           --             --
Other income (expense).         (33)         --            --           (33)          --          --           --             --
                          ---------    ---------    ---------      --------   ----------   ---------    ---------      ---------
Income before income
    taxes .............   $   4,847    $   2,290    $  (2,460)     $  4,677   $   17,148   $   2,059    $  (1,924)     $  17,283
Provision for
    income taxes ......       1,842          166         (231)(i)     1,777          187          --          --             187
                          ---------    ---------    ---------      --------   ----------   ---------    ---------      ---------
Net income ............   $   3,005    $   2,124    $  (2,229)     $  2,900   $   16,961   $   2,059    $  (1,924)     $  17,096
                          =========    =========    =========      ========   ==========   =========    =========      =========

Allocation of 2001
 Net Income:
Applicable to
 Jan. 1  through
 Feb. 9, 2001 .........                                                                                                      304

Applicable to period
 after Feb. 9, 2001 ...                                                                                                   16,792
                                                                                                                       ---------
      Net Income ......                                                                                                   17,096

General partner's
 interest in net
 income ...............                                                  (k)                                                 336(j)
                                                                                                                       ---------

Limited partner's
 interest in net
 income (post
 Feb. 9)...............                                                                                                $  16,456
                                                                                                                       =========

Net income per
 limited  partner's
 Unit .................                                                                                                 $   1.45(j)
                                                                                                                      ==========

Weighted average
 number of  limited
 partners units
 outstanding ..........                                                                                                   11,359
                                                                                                                      ==========











            See accompanying notes to pro forma financial statements.

                          WILLIAMS ENERGY PARTNERS L.P.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                    DECEMBER 31, 2000 AND SEPTEMBER 30, 2001
                                   (UNAUDITED)

     The pro forma adjustments have been prepared as if the purchase of business from Geonet Gathering, Inc. had taken place on September 30, 2001, in the case of the pro forma balance sheet or as of January 1, 2000, in the case of the pro forma statements of income for the year ended December 31, 2000, and the nine months ended September 30, 2001. The initial public offering of Williams Energy Partners L.P. (the "Partnership") did not occur until February 9, 2001. As a result, the pro forma adjustments on the statement of income are made to reflect the impact of this acquisition on the Partnership's Predecessor, a corporation, prior to February 9, 2001, and by the Partnership after February 9, 2001.

     The adjustments are based upon currently available information and certain estimates and assumptions, and therefore the actual adjustments will differ from the pro forma adjustments. However, management believes that the assumptions provide a reasonable basis for presenting the significant effects of this transaction and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the pro forma financial information.


(a) Represents the proceeds received from borrowing $20.0 million from the Partnership's existing acquisition revolver.

(b) Reflects the purchase of substantially all of the pipeline and terminal assets of Geonet Gathering, Inc. with $19.1 million paid directly to Geonet, $1.0 million paid to an escrow account and $0.1 million used to pay for diligence costs, recording fees, a small percentage ownership in land and environmental insurance. The escrow account will be used to offset any claims against Geonet regarding representations, warranties and indemnifications made by Geonet as a result of the acquisition. The escrow agent will liquidate any funds remaining in the escrow account to Geonet on October 31, 2002. In addition to the cash disbursed, the Partnership assumed a short-term liability for property taxes.

     The acquired assets include two pipelines constructed in 1999 and various other terminal improvements and logistics assets with a fair value of $4.6 million. The remaining purchase price of $15.7 million is comprised of intangible assets and goodwill, which result from assigned rights to long-term lease agreements on the physical terminal site and the strategic location of the assets.

(c) Represents additional intangible assets and other liabilities associated with the acquisition, primarily related to payments to be made to an affiliate company to reimburse it for a five-year non-compete agreement it has with key personnel of Geonet Gathering, Inc.

(d) Represents an adjustment for assets, liabilities and equity not assumed in the assets acquisition from Geonet Gathering, Inc.

(e) Reflects a reduction of marketing revenues, cost of goods sold and marketing-related operating expenses incurred by Geonet Gathering, Inc. as a result of the sale of this marketing business to an affiliate of the Partnership. The Partnership will operate and earn income from providing terminalling services. Geonet's marketing business included gathering crude oil barrels from field well production and incurring expenses to transport those barrels through the Geonet facilities and into other pipeline and terminal systems.

(f) Represents the terminalling services fees to be earned by the Partnership, under a nine-year, 100% utilization agreement with an affiliate company.

(g) Reflects additional depreciation on the fixed assets and amortization for the intangible and goodwill assets acquired from Geonet Gathering, Inc. as a result of the incremental purchase price paid above Geonet's carrying value of the assets on their financial statements.

(h) Reflects adjustments to properly state interest expense for the $20.0 million borrowed to acquire the assets of Geonet Gathering, Inc. If the assets had been acquired at January 1, 2000, the acquisition would have been financed through an intercompany note with The Williams Companies Inc. The average interest rate of the note with Williams was 7.03% through December 31, 2000. On February 9, 2001, the Partnership's Predecessor refinanced its debt through a debt and equity offering. The average interest rate at September 30, 2001, for the term loan facility that was a result of this refinancing was 4.74%.

(i) Represents an adjustment of the income taxes incurred by Geonet Gathering, Inc. to the rate incurred by the Partnership's Predecessor in 2000 on Geonet's pro forma pretax income after adjusting for the removal of marketing revenue, cost of goods sold and marketing related operating expenses.

(j) The general partner's allocation of net income is based on its combined 2% interest in the Partnership. The general partner's 2% allocation of net income has been deducted before calculating the net income per limited partners' unit. The computation of net income per limited partner unit assumes that 5,679,694 common units and 5,679,694 subordinated units were outstanding at all times during the periods presented.

(k) The initial public offering of Williams Energy Partners L.P. did not occur until February 9, 2001. As a result, there were no General or Limited Partner interest and no units outstanding for the year 2000.